Exhibit (d)(3)

BENEFICIAL OWNER LISTING CERTIFICATION

The Mexico Fund, Inc. Rights Offering

The undersigned, a bank, broker or other nominee holder of Rights (“Rights”) to purchase Shares of common stock, $1.00 par value, of The Mexico Fund, Inc. (the “Fund”) pursuant to the Rights Offering (the “Offer”) described and provided for in the Fund’s Prospectus dated [            ], 2007 (the “Prospectus”), hereby certifies to the Fund and to American Stock Transfer & Trust Company, as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Shares pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line.

Number of Record Date Shares owned	NUMBER OF RIGHTS exercised pursuant to the Primary Subscription	NUMBER OF SHARES requested pursuant to the Over- Subscription Privilege
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________
_____________________________	_____________________________	_____________________________

_____________________ vested
Name of Nominee Holder

By:

Name:

Title:
Dated:	_______________, 2007

Provide the following information, if applicable:

Depository Trust Corporation (“DTC”) Participant Number	Name of Broker

DTC Primary Subscription Confirmation Number(s)	Address